UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]	Pre-Effective Amendment No. 2
[ ]	Post-Effective Amendment No . ___

and

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 2

RENN Fund, Inc.

RENN Fund, Inc. (Cayman), a wholly owned subsidiary of RENN Fund, Inc.

470 Park Avenue South, New York, NY 10016

Registrant’s Telephone Number, including Area Code (241) 891-8294

UMB Fund Services (“UMB”) – c/o RENN Fund, Inc., 235 W. Galena Street, Milwaukee, WI 53212-3949

Copies of Communications to:

Monica L. Parry

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ….[  ]

It is proposed that this filing will become effective (check appropriate box)

[X]	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Stock, $1.00 par value per share	1,487,989	$1.35	$2,008,785	$244
Rights to purchase common stock(2)	4,463,967	—	—	—

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Evidencing the rights to subscribe for shares of common stock of the Registrant being registered herewith. Pursuant to Rule 457(g) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the common stock of the Registrant underlying the rights.

(3)	Previously paid.

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

RENN Fund, Inc.

3 Rights for 1 Shares of Common Stock

RENN Fund, Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its holders of record of shares of common stock (“Common Stock”) (such holders hereinafter referred to as “Stockholders”) which Rights will allow Stockholders to subscribe for new shares (the “Offering”). For every 3 Rights a Stockholder receives, such Stockholder will be entitled to buy one new share. Each Stockholder will receive one Right for each outstanding share it owns on December 28, 2018 (the “Record Date”). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by 3. Stockholders on the Record Date may purchase shares not acquired by other Stockholders in this Rights offering, subject to certain limitations discussed in this Prospectus. Additionally, Horizon Asset Management LLC (“Horizon”) will purchase any shares not otherwise acquired by other Stockholders in this Rights offering. See “The Offering” below.

The Rights are non-transferable, and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (defined below). Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing the Fund’s net asset value per share and may reduce the Fund’s market price per share. The Rights will not be listed for trading on the NYSE MKT LLC (“NYSE MKT”), and there will not be any market for trading Rights. The shares to be issued pursuant to the Offering will be listed for trading on the NYSE MKT, subject to the NYSE MKT being officially notified of the issuance of those shares. On December 10, 2018, the last reported net asset value (“NAV”) per share was $2.01 and the last reported sales price per share on the NYSE MKT was $1.50, which represents a 25.37% discount to the Fund’s NAV per share. The subscription price per share (the “Subscription Price”) will be the lesser of:

(i) 105% of the average closing NAV per share over the three days of trading leading up to and including the expiration of the Offering and

(ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration of the Offering. The considerable number of shares that may be issued as a result of the Offering may cause the discount below NAV at which the Fund’s shares are currently trading to increase, especially if Stockholders exercising the Rights attempt to buy sizeable numbers of shares immediately after such issuance.

The offering may substantially dilute the aggregate net asset value of the shares owned by Stockholders who do not fully exercise their rights. Stockholders should expect upon completion of the offering to own a smaller proportional interest in the Fund than before the offering if they do not fully execute their rights.

STOCKHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS BECAUSE THE OFFERING WILL EXPIRE (I.E., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND’S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE EXPIRATION DATE. ONCE A STOCKHOLDER SUBSCRIBES FOR SHARES AND THE FUND RECEIVES PAYMENT, SUCH STOCKHOLDER WILL NOT BE ABLE TO CHANGE HIS, HER OR ITS DECISION. THE OFFERING WILL EXPIRE AT 5:00 P.M., EST, ON FEBRUARY 8, 2019 (THE “EXPIRATION DATE”), UNLESS EXTENDED, AS DISCUSSED IN THIS PROSPECTUS.

The Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in U.S. and non-U.S. companies. There can be no assurance that the Fund’s objective will be achieved.

For more information, please call AST Fund Solutions LLC (the “Information Agent”) at (800) 628-8509.

Investing in the Fund involves risks, including the specific risks relating to investment in the Bitcoin Investment Trust. See “Risk Factors” on page 31 of this prospectus.

	Estimated Subscription Price(1)	Estimated Sales Load	Estimated Subscription Proceeds to Fund(2)
Per share	$1.35	None	$2,008,785
Total	$1.35	None	$2,008,785

(1)	Because the Subscription Price will not be determined until after printing and distribution of this prospectus, the “Estimated Subscription Price” above is an estimate of the subscription price based on the average of the Fund’s per-share NAV and market price over the three days of trading leading up to and including the close of trading on December 6, 7, and 10, 2018. See “The Offering - Subscription Price” and “The Offering - Payment for Shares.”
(2)	Fees and expenses incurred by the Fund in connection with the Offering will be paid for by Horizon, the investment manager to the Fund. Therefore, the full amount of subscription proceeds will be contributed to the Fund’s assets. The calculation of the per share amount does not take into account the Over-Subscription shares. Funds received prior to the final due date of this Offering will be deposited in a segregated account pending allocation and distribution of shares. Interest, if any, on subscription monies will be paid to the Fund regardless of whether shares are issued by the Fund; interest will not be used as credit toward the purchase of shares.

This prospectus contains important information that you should know before investing in the Fund. Please read it before making an investment decision and keep it for future reference. The Fund files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may make inquiries or obtain this information free of charge by writing to Renn Fund, Inc., c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, NY 10016, or by calling (646) 495-7333. Our Internet address is http://www.rencapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is December 11, 2018.

The Fund’s Shares are listed on the NYSE MKT under the ticker symbol RCG.

Investment Adviser. Horizon Asset Management LLC (the “Adviser”) acts as the Fund’s investment adviser. See “Management of the Fund.” As of November 30, 2018, the Adviser, along with its affiliated investment advisers, managed nine open-end funds as well as separate accounts and private funds with combined assets with the Fund of approximately $5.1 billion. The Adviser’s address is 470 Park Avenue South, New York, NY 10016.

The Fund organized The Renn Fund, Inc. (Cayman) (the “Subsidiary”) as a limited liability company and is a wholly owned subsidiary of the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund. A Statement of Additional Information, dated December 11, 2018 (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the SEC. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may obtain a free copy of the Statement of Additional Information and other information filed with the SEC, by calling toll free (800) 628-8509 or by writing to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, or by visiting the Fund’s website at http://www.rencapital.com. The Fund files annual and semi-annual stockholder reports, proxy statements and other information with the SEC. You can obtain this information or the Fund’s Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC’s website at www.sec.gov.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund. The Fund, a Texas corporation organized on January 20, 1994, is a non-diversified, closed-end management investment company. The investment objective of the Fund is to provide its shareholders primarily with above-market rates of return through capital appreciation and income by investing in a wide variety of financial instruments, including, but not limited to, common stocks, fixed income securities, convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), open and closed-end funds, derivatives including options and swaps, and other instruments and securities that may or may not be listed on a regulated securities exchange.

The Offering. The Fund is issuing non-transferable rights (“Rights”) to its Stockholders as of the close of business on December 28, 2018 (the “Record Date”) which Rights will allow Stockholders to subscribe for an aggregate of 1,487,989 shares (the “Offering”). For every 3 Rights a Stockholder receives, such Stockholder will be entitled to buy 1 new share at a subscription price equal to the lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the Expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the Expiration Date. Each Stockholder will receive 1 Right for each outstanding share he or she owns on the Record Date (the “Basic Subscription”). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder as of the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by 3. Stockholders as of the Record Date may purchase shares not acquired by other Stockholders in this Rights offering, subject to certain limitations discussed in this prospectus. Additionally, Horizon will purchase any shares not otherwise acquired by other Stockholders in this Rights offering.

Shares will be issued within the 42-day period immediately following the record date of the Fund’s monthly distribution and Stockholders exercising rights will not be entitled to receive such distribution with respect to the shares issued pursuant to such exercise.

Purpose of the Offering. At its meeting held on June 14, 2018, the Board of Directors determined that the current Offering was in the best interests of the Fund and its Stockholders to increase the assets of the Fund. The primary reasons include:

• The Basic Subscription will provide existing Stockholders an opportunity to purchase additional shares at a price that is potentially below market value without incurring any commission or transaction charges.

• Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

• Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. However, increasing the Fund’s assets could result in a benefit to the Fund’s Adviser because the Management fee that is paid to the Adviser increases as the Fund’s net assets increase, but only when net assets increase to $25 million, as the Adviser is not paid any management fee on assets below that level.

• Because the Offering will increase the Fund’s outstanding shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the shares on the NYSE MKT.

• The Offering is not expected to be anti-dilutive with respect to the net asset value per share to all Stockholders, including those electing not to participate. This expectation is based on the fact that all the costs of the Offering will be borne exclusively by Horizon whether or not Stockholders exercise their Rights. The Offering is expected to be dilutive with respect to Stockholder’s voting percentages because Stockholders electing not to participate in the Offering will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Investment Objective and Policies. The Fund’s investment objective is to achieve above-market rates of return through capital appreciation and income. The Fund seeks to achieve its investment objective through a long-term, value-oriented investment process.

There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without Stockholder approval. This prospectus, under the heading “Fundamental Policies,” contains a list of the fundamental investment policies of the Fund.

During periods of adverse market or economic conditions, which can persist for extended periods of time, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Strategies. The Fund may invest in a wide variety of financial instruments including, but not limited to common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), open and closed-end funds, derivatives including options and swaps, Bitcoin, and other instruments and securities which may or may not be listed on a regulated securities exchange. In particular, the Fund may purchase securities on over-the-counter trading markets, including but not limited to those offered by OTC Markets Groups Inc.

The Fund may transact in securities of U.S. and foreign companies that trade on U.S. and non-U.S. exchanges, including by transactions that offer exposure to instruments having the characteristics of common stocks such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). The Fund may acquire various equity-related instruments such as ETFs, ETNs or shares of other closed-end funds. The Fund may also write and sell options on securities for hedging purposes and/or for direct investment.

The Fund will comply with all SEC rules and other regulations that may be implicated by the Fund’s investment activities, including, for example, any asset segregation or coverage requirements that may apply as a result of trading in options, swaps or other derivatives.

The Fund may invest in preferred stock, as well as convertible and non-convertible debt securities, including debt securities that are rated below investment grade, also known as junk bonds, or unrated. In addition, the Fund may acquire interests in privately-held companies, and securities or assets for which there may be a limited or no active trading market.

In general, the Fund will invest in companies that the Adviser believes are undervalued and have the potential for a high rate of return. Key fundamental factors in this approach may include:

- Identification of dormant assets

- Underappreciated intangible assets

- High returns on capital

- High earnings power relative to analysts’ expectations or current market capitalization

- Spin-off’s, recapitalizations, and restructurings

- Discounts to stated or estimated book value

- Substantial inside stock ownership (i.e., owner-operated companies)

- Expected demand for the company’s services or products

- Transitory (not permanent) business problems causing a low valuation

- Expected growth in revenues, earnings, or assets

The companies that are targeted for investment based upon the criteria listed above may include emerging growth companies, but unlike under the Fund’s current investment strategy, emerging growth companies will not be a focus of the investment strategy that Horizon intends to employ for the Fund.

The Fund will execute its investment strategy by regarding investments as representing fractional ownership in the underlying companies’ assets. This will allow the Fund to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sale may also occur if the investment adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk-reward profile than other investment(s) owned in the Fund.

Investment Adviser and Fee. Horizon Asset Management LLC (“Horizon” or the “Adviser”), the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2018, the Adviser, together with its affiliated investment managers, managed nine open-end funds as well as separate accounts and private funds with combined assets under management, with the Fund, of approximately $5.8 billion.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.0% of the Fund’s net assets; provided, however, that no fee shall be paid on net assets less than $25 million. See “Management of the Fund.”

Administrator. UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3949 serves as administrator to the Fund. Under the administration agreement with the Fund, UMB is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to Stockholders, reports to and filings with the SEC and materials for meetings of the Board.
Fund Accounting Agent. UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3949, serves as accounting agent to the Fund. Under the Accounting Agreement with the Fund, UMB Fund Services is responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. UMB Fund Services is entitled to receive an accounting and administration fee which includes the greater of an annual minimum fee of $5,000 per month or an asset based fee of 0.100% of the first $150 million of average daily net assets, 0.080% in excess of $150 million and up to $250 million of average net assets and 0.050% of such assets in excess of $250 million.

Custodian and Transfer Agent. UMB Bank, N.A. serves as the Fund’s custodian and American Stock Transfer & Trust Company serves as the Fund’s transfer agent. See “Management of the Fund.”

Closed-End Fund Structure. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the stockholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

The Fund’s shares have frequently traded at a discount to its net asset value since its inception. Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the shares might trade at a discount to net asset value and that any such discount may not be in the interest of Stockholders, the Fund’s Board of Directors, in consultation with the Adviser, may, from time to time, review possible actions to reduce any such discount, including considering open market repurchases or tender offers for the Fund’s shares. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the shares trading at a price equal to or close to net asset value per share.

Summary of Principal Risks. Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund, and as proposed to be modified by Horizon.

Stock Selection Risks. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objectives.

Long-Term Investment Risks. Although any debt investments the Fund may make will typically yield a current return from the time they are made, future equity investments that are made in accordance with the Fund’s long-term, value-oriented investment strategy will generally produce gains, if any, only after three to five years. In a substantial portion of cases, the Fund’s investments will likely not generate distributable income in the early years of investment. There can be no assurance that either a current return or capital gains will actually be achieved.

Liquidity Risks. The Adviser may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the adviser deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Small and Medium-Size Company Risks. The Fund may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower product lines and potential markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

Risks Related to the Over-the-Counter Markets. Issuers whose securities are traded in the over-the-counter markets (“OTC”) have no duty to provide any information to investors. Even issuers who register OTC securities with the Securities and Exchange Commission are not required to maintain such registration. Many OTC securities are thinly traded, and this lack of liquidity tends to increase price volatility, and in many cases, the liquidation of a position in an OTC security may not be possible within a reasonable period of time.

Private Issuer Risks. In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and shareholders will rely on the ability of the Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If the Adviser is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Minority Investment Risks. Because the Fund generally does not hold controlling equity interests in the Fund’s portfolio companies, it may not be able to exercise control over portfolio companies or to prevent decisions by management of portfolio companies with which the Fund disagrees and that could decrease the value of investments.

Exchange-Traded Funds (ETFs) and Closed-End Funds (CEFs) Risks. The Fund may invest in other investment companies, including ETFs and closed-end funds (“CEFs”). ETFs and CEFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when-issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs or CEFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. CEFs are subject to additional risks such as the fact that the market price of their shares may trade above or below the net asset value or that an active market may not develop. As a shareholder in an ETF or CEF, the Fund will bear its pro rata portion of the ETF’s and CEF’s expenses, including advisory fees, in addition to its own fees and expenses.

Exchange Traded Notes (ETNs) Risks. ETNs are a type of debt security that generally trades on U.S. stock exchanges or in the OTC market. Like ETFs, ETNS seek to provide a return linked to a market index or other benchmark, which may include, for example, equity indices, commodities or foreign currencies, and they share some of the same risks as ETNs, potentially including leverage risks. Unlike ETFs, ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution—and are therefore subject to a risk of default by the issuer. And unlike traditional bonds, ETNs are generally issued on an ongoing basis and typically do not pay any interest to investors; instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases 40 years from issuance), minus specified fees. ETNs may trade at a premium or discount to their indicative values, and investing in ETNs therefore involves greater market risks than investing in some other forms of debt, including a risk of significant price volatility and the risk of delisting or suspension of trading from the applicable trading market. Issuers of ETNs may seek to control price fluctuations by issuing or redeeming the ETNs, and an investor cannot control the magnitude or timing of such issuances or redemptions. In addition, issuers may have the right to call ETNs at a specified redemption price that may be less than their current trading price.

Foreign Securities Risks. The Fund may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

Non-Diversification Risks. As a non-diversified investment company, the Fund can invest a large percentage of its assets in a small number of issuers. As a result of such concentration, a change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a diversified closed-end fund that holds more investments.

Interest Rate Risk. When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks. Investments in derivative instruments may give rise to a form of leverage. The Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAY or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Option Transaction Risks. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continue to bear the risk of declines in the value of its common stock portfolio. The Fund would receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Below Investment Grade Debt Securities Risks. Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Distressed Debt Risks. An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of the Fund’s portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantially delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Management Risks. There is no guarantee that the Fund will meet its investment objective. The Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.

Special Situations Risks. The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Derivatives Risks. The Fund’s investments may include futures, options and swaps and other derivative instruments, which may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. The use of derivative instruments may expose us to counter-party credit risk. To the extent the Fund segregates assets to cover derivative positions, the Fund may impair its ability to meet current obligations, to honor requests for redemption and to manage the Fund properly in a manner consistent with its stated investment objective.

Convertible Security Risk. The Fund may invest in convertible securities, which may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Bitcoin Risk: The value of the Fund’s investment in the Bitcoin Investment Trust directly is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust. The Fund makes investments in the Bitcoin Investment Trust through the Subsidiary. Such investment may not exceed 15% of the Fund’s total assets, measured at the time of investment. The Fund will invest in the Subsidiary within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as an RIC.

Distribution Reinvestment Plan. Unless a Stockholder elects otherwise, the Stockholder’s distributions will be reinvested in additional shares under the Fund’s distribution reinvestment plan. Stockholders who elect not to participate in the Fund’s distribution reinvestment plan will receive all distributions in cash paid to the Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Reinvestment Plan.”
Stock Purchases and Tenders. The Board of Directors may consider repurchasing the Fund’s shares in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Directors will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses that you as an investor in the Fund’s shares will bear directly or indirectly.

Stockholder Transaction Expenses

Sales load	None
Offering expenses (1)	None
Distribution Reinvestment Plan fees	None
Annual Expenses (as a percentage of net assets attributable to the common shares)
Management fees	None (2)
Other expenses (3)	3.23%
Acquired Fund fees and expenses	0.03%
Total Annual Expenses	3.26%

Example (4)

The following example illustrates the hypothetical expenses (including estimated expenses, which Horizon has agreed to absorb) that you would pay on a $1,000 investment in the shares, assuming (i) annual expenses of 3.26% of net assets attributable to the shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$32	$97	$162	$323

(1)	Fees and expenses incurred by the Fund in connection with the Offering will be paid for by Horizon, the investment manager to the Fund. Therefore, the full amount of subscription proceeds will be contributed to the Fund.

(2)	The Adviser has contractually agreed to receive no advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.00% on net assets above $25 million.

(3)	“Other Expenses” are based upon gross estimated amounts for the current fiscal year and include, among other expenses, administration and fund accounting fees. The Fund has no current intention to borrow money for investment purposes and has adopted a fundamental policy against selling securities short.

(4)	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended and the Fund does not intend to utilize any leverage within one year from the effective date of this Registration Statement. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a Stockholder understand the fees and expenses that such Stockholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

THE FUND

The Fund, a Texas corporation organized on January 20, 1994, is a non-diversified, closed-end management investment company. The Fund’s principal office is RENN Fund, Inc., located at 470 Park Avenue South, New York, NY 10016 and its telephone number is (646) 495-7333.

THE OFFERING

Terms of the Offering. The Fund is issuing to Record Date Stockholders (i.e., Stockholders who hold shares on the Record Date) non-transferable Rights to subscribe for shares. Each Record Date Stockholder is being issued 1 non-transferable Right for every 3 shares owned on the Record Date. The Rights entitle a Record Date Stockholder to acquire 1 share at the Subscription Price for every 1 Rights held. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by 3. Rights may be exercised at any time during the Subscription Period which commences on or about December 28, 2018 and ends at 5:00 p.m., New York City time, on February 8, 2019, unless extended by the Fund. See “Expiration of the Offering.” The right to acquire 1 additional share for every 3 Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the “Basic Subscription.”

In addition to the Basic Subscription, Record Date Stockholders who exercise all of their Rights are entitled to subscribe for shares which were not otherwise subscribed for by others in the Basic Subscription (the “Additional Subscription Privilege”). Horizon Asset Management LLC (“Horizon”) will purchase any shares not otherwise acquired by other Stockholders in this Rights offering. See “Additional Subscription Privilege” below. For purposes of determining the maximum number of shares a Stockholder may acquire pursuant to the Offering, broker-dealers whose shares are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. The term “Nominee” shall mean, collectively, CEDE & Company (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee. shares acquired pursuant to the Additional Subscription Privilege are subject to allotment and will be distributed on a pro rata basis if allotment does not exist to fulfill all requests, which is more fully discussed below under “Additional Subscription Privilege.”

SHARES WILL BE ISSUED WITHIN THE 42-DAY PERIOD IMMEDIATELY FOLLOWING THE RECORD DATE OF THE FUND’S MONTHLY DISTRIBUTION AND STOCKHOLDERS EXERCISING RIGHTS WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION WITH RESPECT TO THE SHARES ISSUED PURSUANT TO SUCH EXERCISE.

Rights will be Evidenced by Subscription Certificates.

The number of Rights issued to each Record Date Stockholder will be stated on the Subscription Certificates delivered to the Record Date Stockholder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.” A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT. See “Payment for Shares” below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE MKT, and there will not be any market for trading Rights. The shares to be issued pursuant to the Offering will be listed for trading on the NYSE MKT, subject to the NYSE MKT being officially notified of the issuance of those shares.

Purpose of the Offering.

At a meeting held on June 14, 2018, the Board determined that the Offering was in the best interests of the Fund and its existing Stockholders to increase the assets of the Fund and approved the Offering. The primary reasons include:

• The Basic Subscription will provide existing Stockholders an opportunity to purchase additional shares at a price that is potentially below market value without incurring any commission or transaction charges.

• Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

• Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. However, increasing the Fund’s assets results in a benefit to the Fund’s Adviser because the Management fee that is paid to the Adviser increases as the Fund’s net assets increase.

• Because the Offering will increase the Fund’s outstanding shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the shares on the NYSE MKT.

• The Board expects the Offering to be anti-dilutive with respect to net asset value per share, but not to voting, to all Stockholders. Those Stockholders electing not to participate will not be diluted, notwithstanding the fact that all the costs of the Offering will be borne by the Stockholders whether or not they exercise their Rights, because the Offering price is set at a discount to NAV and the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non-participating Stockholders will receive an increase in their net asset value, so long as the number of shares issued to participating Stockholders is not materially less than a full exercise of the Basic Subscription amount. The Offering is expected to be dilutive with respect to Stockholder’s voting percentages because Stockholders electing not to participate in the Offering will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Board Considerations in Approving the Offering.

At a meeting held on June 14, 2018, the Board considered the approval of the Offering. In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund’s management at such meeting and discussions at that time. Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and its Stockholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities. In making its determination, the Board considered the various factors set forth in “The Offering - Purpose of the Offering”. The Board also considered a number of other factors, including the ability of the Adviser to invest the proceeds of the Offering and the potential effect of the Offering on the Fund’s stock price. The Board concluded that the impact on the Fund’s price was uncertain and, regardless of the potential impact, the Offering was in the best interests of the Stockholders. As a result of these considerations, the Board determined that it was appropriate and in the best interest of the Fund and its Stockholders to proceed with the Offering.

Notice of NAV Decline.

If the shares begin to trade at a discount, the Board may make a determination whether to discontinue the Offering, provided that the Fund, as required by the SEC’s registration form, will suspend the Offering until it amends this prospectus if, subsequent to the date of this prospectus, the Fund’s NAV declines more than 20% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Stockholders to cancel their exercise of Rights.

The Subscription Price.

The Subscription Price for the shares to be issued under the Offering will be equal to the lesser of (i) 105% of the average closing NAV per share over the three days of trading leading up to and including the Expiration Date or (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the Expiration Date. For example, if the Offering were held using the “Estimated Subscription Price” (i.e., an estimate of the Subscription Price based on the Fund’s per share NAV ($2.05, $2.00, $2.01) and market price ($1.50, $1.50, $1,50) at the end of business on December 6, 7, and 10, 2018 ($2.02 and $1.50, respectively), the Subscription Price would be $1.35 per share (90% of $1.50).

Additional Subscription Privilege.

If all of the Rights initially issued are not exercised, any shares for which subscriptions have not been received will be offered, by means of the Additional Subscription Privilege, to Record Date Stockholders who have exercised all of the Rights initially issued to them and who wish to acquire more than the number of shares for which the Rights held by them are exercisable. Record Date Stockholders who exercise all of their Rights will have the opportunity to indicate on the Subscription Certificate how many unsubscribed shares they are willing to acquire pursuant to the Additional Subscription Privilege.

If shares remain after the Basic Subscription and no additional subscription requests have been made, the Adviser will purchase the remaining unsubscribed shares.

The percentage of Excess Shares each over-subscriber may acquire will be rounded up to result in delivery of whole shares (fractional shares will not be issued).

The Additional Subscription Privilege may result in additional dilution of a Stockholder’s ownership percentage and voting rights.

Expiration of the Offering.

The Offering will expire at 5:00 p.m., EST, on the Expiration Date February 8, 2019, unless extended by the Fund (the “Extended Expiration Date”). Rights will expire on the Expiration Date or Extended Expiration Date, as the case may be, and thereafter may not be exercised.

Method of Exercising Rights.

Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

In the event that the Estimated Subscription Price is more than the Subscription Price on the Expiration Date, any resulting excess amount paid by a Stockholder towards the purchase of shares in the Offering the Fund will apply towards the purchase of additional shares under the Basic Subscription or, if such Stockholder has exercised all of the Rights initially issued to such Stockholder under the Basic Subscription, towards the purchase of an additional number of shares pursuant to the Additional Subscription Privilege. Any Stockholder who desires that the Fund not treat such excess as a request by the Stockholder to acquire additional shares in the Offering and that such excess be refunded to the Stockholder must so indicate in the space provided on the Subscription Certificate.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., EST, on the Expiration Date (or Extended Expiration Date as the case may be). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

If by first class mail:	If by mail or overnight courier:

American Stock Transfer & Trust Company, LLC	American Stock Transfer & Trust Company, LLC
6201 15th Avenue	6201 15th Avenue
Brooklyn, New York 11219	Brooklyn, New York 11219
Attn: Corporate Actions	Attn: Corporate Actions

Subscription Agent.

The Subscription Agent is American Stock Transfer & Trust Company, LLC, with an address at 6201 15th Avenue, Brooklyn, New York 11219. The Subscription Agent will be paid exclusively by the Adviser and not the Fund. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT, AST Fund Solutions LLC, AT (800) 628-8509; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Payment for Shares.

Payment for shares shall be calculated by multiplying the Estimated Subscription Price by the sum of (i) the number of shares intended to be purchased in the Basic Subscription (e.g., the number of Rights exercised divided by 3), plus (ii) the number of additional shares intended to be over-subscribed under the Additional Subscription Privilege. For example, based on the Estimated Subscription Price of $1.31 per share, if a Stockholder receives 12 Rights and wishes to subscribe for 12 shares in the Basic Subscription, and also wishes to over-subscribe for 10 additional shares under the Additional Subscription Privilege, such Stockholder would remit payment in the amount of $37.68 ($18.84 plus $18.84).

Record Date Stockholders who wish to acquire shares in the Basic Subscription or pursuant to the Additional Subscription Privilege must, together with the properly completed and executed Subscription Certificate, send payment for the shares acquired in the Basic Subscription and any additional shares subscribed for pursuant to the Additional Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $1.35 per share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., EST, on the Expiration Date, or Extended Expiration Date, as the case may be.

If the Estimated Subscription Price is greater than the actual per share purchase price, the excess payment will be applied toward the purchase of unsubscribed shares to the extent that there remain sufficient unsubscribed shares available after the Basic Subscription and Additional Subscription Privilege allocations are completed. To the extent that sufficient unsubscribed shares are not available to apply all of the excess payment toward the purchase of unsubscribed shares, available shares will be allocated in the manner consistent with that described in the section entitled “Additional Subscription Privilege” above.

PAYMENT MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the Expiration Date or Extended Expiration Date, as the case may be, a confirmation will be sent by the Subscription Agent to each Stockholder (or, if the shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the “Confirmation Date.” The confirmation will show (i) the number of shares acquired pursuant to the Basic Subscription; (ii) the number of shares, if any, acquired pursuant to the Additional Subscription Privilege; (iii) the per share and total purchase price for the shares; and (iv) any additional amount payable by such Stockholder to the Fund (i.e., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date) or any excess to be refunded by the Fund to such Stockholder (i.e., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date and the Stockholder indicated on the Subscription Certificate that such excess not be treated by the Fund as a request by the Stockholder to acquire additional shares in the Offering). Any additional payment required from a Stockholder must be received by the Subscription Agent prior to 5:00 p.m., EST, on the date specified as the deadline for final payment for shares, and any excess payment to be refunded by the Fund to such Stockholder will be mailed by the Subscription Agent within 3 business days after the Confirmation Date. All payments by a Stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the continental United States payable to RENN Fund, Inc.

Issuance and delivery of certificates for the shares subscribed for are subject to collection of funds and actual payment by the subscribing Stockholder.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated account pending distribution of the shares from the Offering. Any interest earned on such account will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE.

If a Record Date Stockholder who acquires shares pursuant to the Basic Subscription or the Additional Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other Stockholders of the Fund that have subscribed for shares, to purchase such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Basic Subscription or the Additional Subscription Privilege; (iii) sell all or a portion of the shares actually purchased by the holder in the open market at current NAV, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

Holders who hold shares for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail.

DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND OR THE ADVISER.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., EST, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, each Record Date Stockholder participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of the Shares.

The shares purchased pursuant to the Basic Subscription will be delivered to subscribers in book-entry form as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. The shares purchased pursuant to the Additional Subscription Privilege will be delivered to subscribers in book-entry form as soon as practicable after the Expiration Date and after all allocations have been conducted.

Federal Income Tax Consequences Associated with the Offering.

The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Stockholder and a subsequent lapse or exercise of such Rights. The discussion is based upon applicable provisions of the Code, the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering. Each Stockholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes. Each Stockholder should also review the discussion of certain tax considerations affecting it and the Fund set forth under “Federal Income Tax Matters.”

For purposes of the following discussion, the term “Old Share” shall mean a currently outstanding share with respect to which a Right is issued and the term “New Share” shall mean a newly issued share that Record Date Stockholders receive upon the exercise of their Rights.

For all Record Date Stockholders:

Neither the receipt nor the exercise of Rights by a Record Date Stockholder will result in taxable income to such stockholder for federal income tax purposes regardless of whether or not the stockholder makes the below-described election which is available under Section 307(b)(2) of the Code (a “Section 307(b)(2) Election”).

If the fair market value of the Rights distributed to all of the Record Date Stockholders is more than 15% of the total fair market value of all of the Fund’s outstanding shares on the date of distribution, or if a Record Date Stockholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Stockholder’s federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the Record Date Stockholder’s existing federal income tax basis in the related Old Share. If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Stockholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Stockholder’s federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received). Record Date Stockholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

For Record Date Stockholders When the Fair Market Value of Rights Distributed Exceeds 15% of the Total Fair Market Value of the Fund’s Shares or When Making a 307(b)(2) Election:

Lapse of Rights. If the fair market value of rights distributed exceeds 15% of the total fair market value of the shares or if a Record Date Stockholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights. If a Record Date Stockholder exercises a Right, the Record Date Stockholder’s existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the date of distribution of such Rights (effectively reducing the Record Date Stockholder’s basis in his Old Share). Upon such exercise of the Record Date Stockholder’s Rights, the New Shares received by the Record Date Stockholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Stockholder’s federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Stockholder.

For Record Date Stockholders Not Making a Section 307(b)(2) Election When the Fair Market Value of the Rights Distributed is Less than 15% of the Total Fair Market Value of the Fund’s Outstanding Shares:

Lapse of Rights. If the fair market value of the Rights distributed is less than 15% of the total fair market value of the outstanding shares and a Record Date Stockholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights. If a non-electing Record Date Stockholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder’s federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Stockholder acquires the New Shares through the Offering.

Employee Plan Considerations.

Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Benefit to the Adviser.

The Adviser will not directly benefit from the Offering because it does not earn fees on net assets less than $25 million. Even if all Rights are exercised at the Estimated Subscription Price of $1.35, the annual compensation to be received by the Adviser will not change as the Adviser is not compensated on net assets less than $25 million.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act and the Securities Act. Under the laws of Texas, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights offerings without obtaining Stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the fund’s board of directors that such offering would result in a net benefit to the fund’s existing stockholders.

FINANCIAL HIGHLIGHTS

Set forth below is, for each year indicated, per share operating performance data for one share of the Fund’s common stock, total investment return, ratios to average net assets and other supplemental data. This information has been derived from the financial statements and market price data for the Fund’s shares. The financial highlights for the fiscal year ended December 31, 2017 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm. The Financial Highlights for the years prior to December 31, 2017 were audited by BKD, LLP. The financial statements and notes thereto for the fiscal year ended December 31, 2016, together with the report thereon of the Fund’s independent registered public accounting firm, are incorporated by reference in the Statement of Additional Information and are available without charge by visiting the Fund’s website at http://rencapital.com, by calling (646) 495-7333 or by writing to the Fund at Renn Fund, Inc., c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, NY 10016.

For a capital share outstanding throughout each period

	For the Six
	Months Ended June		For the Year Ended December 31
	30, 2018 (Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$1.47		$1.64	$1.37	$2.21	$2.36	$2.53
Income from Investment Operations:
Net investment loss[1]	(0.02)		(0.08)	(0.17)	(0.10)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	0.24		(0.09)	0.44	(0.74)	(0.03)	(0.03)
Total from investment operations	0.22		(0.17)	0.27	(0.84)	(0.15)	(0.17)
Net asset value, end of period	$1.69		$1.47	$1.64	$1.37	$2.21	$2.36
Per-share market value, end of period	$1.53		$1.50	$1.22	$0.90	$1.30	$1.45

Total net asset value return[2]	14.97	%(4)	(10.37%)	19.71%	(38.01%)	(6.36%)	(6.72%)
Total market value return[2]	1.73	%(4)	22.95%	35.56%	(30.77%)	(10.34%)	2.11%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$7,556		$6,546	$7,339	$6,120	$9,857	$10,539

Ratio of expenses to average net assets[3]	3.23	%(5)	5.99%	12.16%	5.57%	4.86%	5.47%
Ratio of net investment loss to average net assets[3]	(2.46	%)(5)	(5.60%)	(12.01%)	(5.55%)	(4.86%)	(5.11%)

Portfolio turnover rate	10	%(4)	7%	72%	9%	0%	43%

(1)	Based on average shares outstanding for the period.
(2)	Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(3)	Average net assets have been calculated based on monthly valuations.
(4)	Not Annualized.
(5)	Annualized.

USE OF PROCEEDS

If fully-subscribed, the net proceeds of the Offering will be approximately $2,008,785 or approximately $1.35 per share. The net proceeds of the Offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the Offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds.

Investors should expect, therefore, that before the Fund has fully invested the proceeds of the Offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to achieve above-market rates of return through capital appreciation and income. The Fund will seek to achieve its investment objective through a long-term, value-oriented investment process.

Investment Strategies

The Fund may invest in a wide variety of financial instruments including, but not limited to common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), open and closed-end funds, derivatives including options and swaps, Bitcoin, and other instruments and securities which may or may not be listed on a regulated securities exchange. In particular, the Fund may purchase securities on over-the-counter trading markets, including but not limited to those offered by OTC Markets Groups Inc.

The Fund may transact in securities of U.S. and foreign companies that trade on U.S. and non-U.S. exchanges, including by transactions that offer exposure to instruments having the characteristics of common stocks such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). The Fund may acquire various equity-related instruments such as ETFs, ETNs or shares of other closed-end funds. The Fund may also write and sell options on securities for hedging purposes and/or for direct investment.

The Fund will comply with all SEC rules and other regulations that may be implicated by the Fund’s investment activities, including, for example, any asset segregation or coverage requirements that may apply as a result of trading in options, swaps or other derivatives.

The Fund may invest in preferred stock, as well as convertible and non-convertible debt securities, including debt securities that are rated below investment grade, also known as junk bonds, or unrated. In addition, the Fund may acquire interests in privately-held companies, and securities or assets for which there may be a limited or no active trading market.

In general, the Fund will invest in companies that the Adviser believes are undervalued and have the potential for a high rate of return. Key fundamental factors in this approach may include:

-	Identification of dormant assets

-	Underappreciated intangible assets

-	High returns on capital

-	High earnings power relative to analysts’ expectations or current market capitalization

-	Spin-off’s, recapitalizations, and restructurings

-	Discounts to stated or estimated book value

-	Substantial inside stock ownership (i.e., owner-operated companies)

-	Expected demand for the company’s services or products

-	Transitory (not permanent) business problems causing a low valuation

-	Expected growth in revenues, earnings, or assets

The companies that are targeted for investment based upon the criteria listed above may include emerging growth companies, but unlike under the Fund’s current investment strategy, emerging growth companies will not be a focus of the investment strategy that Horizon intends to employ for the Fund.

The Fund will execute its investment strategy by regarding investments as representing fractional ownership in the underlying companies’ assets. This will allow the Fund to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sale may also occur if the Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk-reward profile than other investment(s) owned in the Fund.

Portfolio Investments

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

The Subsidiary invests primarily in the Bitcoin Investment Trust. The Fund will invest in the Subsidiary within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as an RIC.

Foreign Securities

The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs) and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities), and ETFs as described below.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, IDRs and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country.

ADRs, IDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “Federal Income Tax Matters.”

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the Board of Directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Other Closed-End Investment Companies

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that the Fund will not own more than 3% of the outstanding voting stock of any one investment company. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.

Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange Traded Funds

The Fund may invest in certain ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities, and in investment companies holding such instruments. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest directly in debt securities rated below investment grade (i.e., securities rated lower than “Baa” by Moody’s or lower than “BBB” by S&P), or their equivalent as determined by the Adviser. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Convertible Securities

The Fund may invest in convertible securities and in investment companies holding such instruments. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Repurchase Agreements

The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which the Adviser considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser monitors the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Other Securities

Although it has no current intention do so, the Adviser may determine to invest the Fund’s assets in some or all of the following securities from time to time.

Emerging Market Securities

The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 20% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Directors.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Directors. The Board of Directors monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 20% limit on investments in illiquid securities.

Fundamental Policies

The fundamental policies listed below cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which for these purposes means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. A recital of the Fund’s policies in respect of the following types of activities is set forth below:

1.	The Fund intends to borrow money under only limited circumstances, as permitted by the 1940 Act, the rules thereunder and any interpretations or exemptions from the 1940 Act. As an operating policy, however, which may be changed without a vote of shareholders, the Fund may borrow up to 33% of the Fund’s net asset value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or may borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

2.	The Fund intends to limit its issuance of senior securities, as defined in the 1940 Act, to the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines a “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the asset coverage provisions set forth in Section 18 of the 1940 Act are excluded from the general 1940 Act prohibition on the issuance of senior securities.

3.	The Fund reserves the freedom of action to engage in the purchase of securities on margin in accordance with the 1940 Act. (The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.) At present the Fund has no margin balances. See Item 1 above for intents and limits with regard to borrowing.

4.	The Fund will not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment.

5.	The Fund reserves the freedom of action to engage in the making of loans to other persons by: (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies-; (b) entering into repurchase agreements; or (c) lending its portfolio securities. There is no policy limiting the amount of loans for portfolio investment purposes or repurchase of its own shares.

6.	The Fund will not generally purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate, securities of real estate investment trusts, and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities. There is no policy limiting the amount or percentage of real estate holdings which may be acquired indirectly through its portfolio collateral interests.

7.	The Fund will not generally purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments. The Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodities contracts.

8.	The Fund will be classified as non-diversified, as such classification is defined by Section 5 of the 1940 Act. As a non-diversified company, the Fund is not required to invest in a particular number of issuers and the net asset value of the Fund may be subject to greater fluctuation.

9.	The Fund will not concentrate its investments in any particular industry or group of industries. For the purposes of its classification, the Fund deems an investment of 25% or more of its assets in any particular industry or group of industries as a concentration in that industry or group of industries.

RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the principal risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s.

Principal Risks

Stock Selection Risks. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objectives.

Long-Term Investment Risks. Although any debt investments the Fund may make will typically yield a current return from the time they are made, future equity investments that are made in accordance with the Fund’s long-term, value-oriented investment strategy will generally produce gains, if any, only after three to five years. In a substantial portion of cases, the Fund’s investments will likely not generate distributable income in the early years of investment. There can be no assurance that either a current return or capital gains will actually be achieved.

Dilution Risks. Stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of the rights offering pursuant to this prospectus, own a smaller proportional interest in the Fund than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then Stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Liquidity Risks. The Adviser may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the adviser deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Small and Medium-Size Company Risks. The Fund may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower product lines and potential markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

Risks Related to the Over-the-Counter Markets. Issuers whose securities are traded in the over-the-counter markets (“OTC”) have no duty to provide any information to investors. Even issuers who register OTC securities with the Securities and Exchange Commission are not required to maintain such registration. Many OTC securities are thinly traded, and this lack of liquidity tends to increase price volatility, and in many cases, the liquidation of a position in an OTC security may not be possible within a reasonable period of time.

Private Issuer Risks. In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of the Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If the Adviser is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Minority Investment Risks. Because the Fund generally does not hold controlling equity interests in the Fund’s portfolio companies, it may not be able to exercise control over portfolio companies or to prevent decisions by management of portfolio companies with which the Fund disagrees and that could decrease the value of investments.

Exchange-Traded Funds (ETFs) and Closed-End Funds (CEFs) Risks. The Fund may invest in other investment companies, including ETFs and closed-end funds (“CEFs”). ETFs and CEFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when-issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs or CEFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. CEFs are subject to additional risks such as the fact that the market price of their shares may trade above or below the net asset value or that an active market may not develop. As a shareholder in an ETF or CEF, the Fund will bear its pro rata portion of the ETF’s and CEF’s expenses, including advisory fees, in addition to its own fees and expenses.

Exchange Traded Notes (ETNs) Risks. ETNs are a type of debt security that generally trades on U.S. stock exchanges or in the OTC market. Like ETFs, ETNS seek to provide a return linked to a market index or other benchmark, which may include, for example, equity indices, commodities or foreign currencies, and they share some of the same risks as ETNs, potentially including leverage risks. Unlike ETFs, ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution—and are therefore subject to a risk of default by the issuer. And unlike traditional bonds, ETNs are generally issued on an ongoing basis and typically do not pay any interest to investors; instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases 40 years from issuance), minus specified fees. ETNs may trade at a premium or discount to their indicative values, and investing in ETNs therefore involves greater market risks than investing in some other forms of debt, including a risk of significant price volatility and the risk of delisting or suspension of trading from the applicable trading market. Issuers of ETNs may seek to control price fluctuations by issuing or redeeming the ETNs, and an investor cannot control the magnitude or timing of such issuances or redemptions. In addition, issuers may have the right to call ETNs at a specified redemption price that may be less than their current trading price.

Foreign Securities Risks. The Fund may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

Non-Diversification Risks. As a non-diversified investment company, the Fund can invest a large percentage of its assets in a small number of issuers. As a result of such concentration, a change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a diversified closed-end fund that holds more investments.

Interest Rate Risk. When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks. Investments in derivative instruments may give rise to a form of leverage. The Adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAY or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Option Transaction Risks. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continue to bear the risk of declines in the value of its common stock portfolio. The Fund would receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Below Investment Grade Debt Securities Risks. Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.

Distressed Debt Risks. An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of the Fund’s portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantially delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Management Risks. There is no guarantee that the Fund will meet its investment objective. The Adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.

Special Situations Risks. The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Derivatives Risks. The Fund’s investments may include futures, options and swaps and other derivative instruments, which may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. The use of derivative instruments may expose us to counter-party credit risk. To the extent the Fund segregates assets to cover derivative positions, the Fund may impair its ability to meet current obligations, to honor requests for redemption and to manage the Fund properly in a manner consistent with its stated investment objective.

Convertible Security Risk. The Fund may invest in convertible securities, which may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Bitcoin Risk: The Fund may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Bitcoin Investment Trust”) that offers exposure to bitcoin. Bitcoin Investment Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that is not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Bitcoin Investment Trust invests principally in bitcoins.

The Fund may invest indirectly in bitcoin exclusively through investments in the Bitcoin Investment Trust, a privately offered, open-end investment vehicle. The Bitcoin Investment Trust is a Delaware Trust that holds bitcoin. Bitcoin Investment Trust’s investment objective is for the net asset value per share to reflect the performance of the market price of bitcoin, less Bitcoin Investment Trust’s expenses. Except for its investment in Bitcoin Investment Trust, the Fund will not invest, directly or indirectly, in cryptocurrencies. The Fund will not make additional investments in Bitcoin Investment Trust if as a result of such investments the Fund’s aggregate investment in Bitcoin Investment Trust would be more than 15% of the Fund’s assets at the time of investment. In addition, the Fund will invest in Bitcoin Investment Trust only to the extent the Adviser believes such an investment complements the Fund’s other investments and will help the Fund to achieve its investment objective. As a result, at times the Fund may have little or no exposure to Bitcoin Investment Trust.

The value of the Fund’s investment in the Bitcoin Investment Trust directly is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s direct investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

As bitcoins have grown in both popularity and market size, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the SEC, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of the Fund and its Subsidiary’s investment in the Bitcoin Investment Trust or the ability of the Bitcoin Investment Trust to continue to operate.

Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.

Volatility Risk: The Fund may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Valuation Risk: Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of Bitcoin Investment Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and the shares currently trade at a substantial premium to the net asset value of such assets. As such, the price of Bitcoin Investment Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Subsidiary Risk: The Fund makes investments through a wholly-owned Subsidiary organized under the laws of the Cayman Islands. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly-owns and controls the Subsidiary, making it unlikely that it will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and its role as sole shareholder of its Subsidiary. The Fund and its Subsidiary will be subject to the same investment restrictions and limitations on a consolidated basis, and to the extent applicable to the investment activities of the Subsidiary, and will follow the same compliance policies and procedures as its Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the- Fund and/or its Subsidiary to operate as described herein and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Island taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk: To qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M. Although qualifying income does not include income derived directly from commodities – the IRS has ruled that bitcoin is “property,” which thus could be considered a commodity, and the Fund, therefore will restrict its gross income from direct investments therein (including shares of the Bitcoin Investment Trust) to a maximum of 10% of its gross income for each taxable year.

LISTING OF SHARES

The Fund’s shares trade on the NYSE MKT under the ticker symbol RCG and are required to meet the NYSE MKT’s continued listing requirements.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are five Directors of the Fund, three of which are an “interested person” (as defined in the 1940 Act) of the Fund. The Directors are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Directors, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Horizon Asset Management LLC, 470 Park Avenue South, New York, NY 10016 is organized as a limited liability company under the laws of Delaware and serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser began conducting business in January 1994 and manages nine open-end funds with combined assets under management with the Fund of approximately $1.35 billion, as of December 31, 2017.

Under the general supervision of the Fund’s Board of Directors, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Directors and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly fee computed at the annual rate of 1.0% of the average weekly net assets of the Fund; provided, however, that the Adviser is not paid any compensation on net assets less than $25 million. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

The Board of Directors annually considers the continuance of the Investment Management Agreement. A discussion regarding the basis for the Board of Directors’ approval on June 6, 2017 of the continuance of the Investment Management Agreement between the Fund and the Adviser will be available in the Fund’s semi-annual report to Stockholders for the six-month period ended June 30, 2018.

During the last three fiscal years, the Fund paid the Adviser the following amounts as compensation:

Sales of

Fiscal Year Ended December 31,
	2017	2016	2015
Management Fees Earned	$58,138	$111,996	$134,221
Management Fee Paid	$58,138	$111,996	$134,221

Pursuant to an Investment Advisor Agreement (the “Agreement”) approved by shareholders at a special shareholder meeting held on June 29, 2017, the Adviser has assumed investment advisory responsibilities of the Fund. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Prior to the Adviser, RENN Group performed certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund. RENN Group received a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of each quarter, each payment to be due as of the last day of the calendar quarter. All fees shown in the table above were paid to RENN Group.

Portfolio Manager

Murray Stahl has been the Fund’s portfolio manager (the “Portfolio Manager”) since July 2017. In carrying out responsibilities for the management of the Fund’s portfolio of securities, the Portfolio Manager has primary responsibility. The Adviser may create a portfolio management team by assigning additional portfolio managers. In cases where the team might not be in agreement with regard to an investment decision, Murray Stahl has ultimate authority to decide the matter.

Below is a table describing the Portfolio Manager’s year of birth, positions with the Fund, lengths of term of office, and the principal occupations held during at least the last five years.

Name and Age(1)	Position(s) Held with the Fund, Principal Occupation(s) During the Past 5 Years, and Other Directorships	Current Term of Office and Time Served
Murray Stahl(4) Age: 64

Chairman, President, CFO and CEO of the Fund

Class Three Director of the Fund

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Asset Management LLC since 1994; Kinetics Asset Management LLC and Kinetics Advisers, LLC since 2000) (Principal occupation)

Other Directorships:

Chairman, the FRMO Corp. (OTC Pink: FRMO)

Director, Kinetics Mutual Funds, Inc. (open-end investment companies)

Director, Bermuda Stock Exchange (stock exchange)

Chairman, Minneapolis Grain Exchange (commodity exchange)

Director, Winland Electronics, Inc. (environmental monitoring)

Director, IL&FS Securities Services Ltd (securities market services)

Since July 2017 Until 2019 Annual Meeting/Since 2017 Annual/Since 1994 Since 2001 Since 2000 Since 2014 Since 2013 Since 2015 Since 2008

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

Administrator

UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3949 serves as administrator to the Fund. Under the administration agreement with the Fund, UMB is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to Stockholders, reports to and filings with the SEC and materials for meetings of the Board. UMB Fund Services receives a combined accounting and administrative fee as discussed further below.

Fund Accounting Agent

UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3949, serves as accounting agent to the Fund. Under the Accounting Agreement with the Fund, UMB Fund Services is responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. UMB Fund Services is entitled to receive an accounting and administration fee which includes the greater of an annual minimum fee of $5,000 per month or an asset based fee of 0.100% of the first $150 million of average daily net assets, 0.080% in excess of $150 million and up to $250 million of average net assets and 0.050% of such assets in excess of $250 million.

Custodian and Transfer Agent

UMB Bank, N.A., 928 Grand Blvd. Kansas City, MO 64106, is the custodian of the Fund and maintains custody of the securities and cash of the Fund.

American Stock Transfer & Trust Company, with an address of 6201 15th Avenue, Brooklyn, New York 11219, serves as the transfer agent and dividend paying agent of the Fund.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Fund is not obligated to pay the fees of any Director of the Fund who is affiliated with the Adviser.

UMB is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates and reports to stockholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s Distribution Reinvestment Plan, (iv) fees and expenses of independent Directors, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Directors, (viii) errors and omissions insurance for the Fund’s officers and Directors, (ix) brokerage costs and listing fees and expenses charged by NYSE MKT, (x) taxes and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the Offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Fund’s annual operating expenses for the fiscal year ended 2017 were approximately $403,830. No assurance can be given, in light of the Fund’s investment objectives and policies, however, that future annual operating expenses will not be substantially more or less than this estimate. Offering expenses relating to the Fund’s shares, will be paid exclusively by the Adviser. Therefore, no expenses will be deducted from the proceeds of the Offering.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined weekly and on the last business day of each month, as of the close of regular trading on the NYSE MKT (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Directors. The Fund’s investments in closed-end funds or ETFs whose shares are listed on a national securities exchange are valued using the market price at the close of the NYSE MKT or such other exchange on which they are listed. Private funds and non-traded closed-end funds are fair valued based on the Fund’s fair valuation policies and procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the NYSE MKT at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issuers held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

Readily marketable portfolio securities listed on the NYSE MKT are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE MKT on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE MKT but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing Stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

NAV per share used in the tables below is based on the Fund’s most recently determined NAV per share as of December 10, 2018. The NAV per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual NAV per share at the time sales are made. Actual NAV per share may be higher or lower based on potential changes in valuations of the Fund’s portfolio securities, accruals of income, expenses and distributions declared and thus may be higher or lower at the assumed sales prices than shown below.

The table below provides a hypothetical example of the impact that an offering at a price less than NAV per share may have on the NAV per share of Stockholders who do and do not participate in such an offering. However, the table below does not show and is not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Existing Stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These Stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These Stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These Stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating Stockholder in a hypothetical offering from NAV per share. It is not possible to predict the level of market price decline that may occur.

The example assumes that we have 4,463,967 common shares outstanding. The current NAV and NAV per share are thus $8,972,573 and $2.01. The table illustrates the dilutive effect on nonparticipating Stockholder A who does not participate in the offering to exercise rights.

	Prior to Sale
	Below NAV	Following Sale	% Change
Offering Price
Price per Share to Public	$1.50
Net Proceeds per Share to Issuer	$1.350
Decrease to NAV
Total Shares Outstanding	4,463,967	5,951,956	33.33%
NAV	8,972,574	10,981,359	22.39%
NAV per Share	$2.01	$1.845	-8.21%
Dilution to Stockholder A (not exercising)
Shares Held by Stockholder A	100,000	100,000	0.00%
Percentage Held by Stockholder A	2.24%	1.68%	-25.00%
Total NAV Held by Stockholder A	$201,000.000	$184,500.000	-8.21%

DISTRIBUTION REINVESTMENT PLAN

The Fund operates a Dividend Reinvestment Plan (the “Plan”), administered by American Stock Transfer & Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at 6201 15th Avenue, Brooklyn, NY 11219. Under the Plan, the Fund’s Distributions to stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE MKT or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution ice (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Upon notice from the Fund, the Agent will receive the Distribution in cash and will purchase shares of common stock in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the net asset value at the time of valuation.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the Distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a Distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the Distribution had been paid in shares issued by the Fund.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. The Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating stockholders.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

All correspondence concerning the Plan should be directed to the Agent at (800) 488-8095.

CERTAIN ADDITIONAL MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Stockholder that acquires, holds and/or disposes of the Fund’s shares, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Stockholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Stockholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make annual distributions of investment company taxable income after payment of the Fund’s operating expenses. Unless a Stockholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares pursuant to the Fund’s distribution reinvestment plan (the “Plan”). For U.S. federal income tax purposes, all dividends are generally taxable whether a Stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Stockholders as long-term capital gains, regardless of the length of time shares have been held by Stockholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the Stockholder (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the annual distributions of investment company taxable income described above, it may be the case that any such distributions would result in a return of capital to the Stockholder. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Stockholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distribution Policy” for a more complete description of such returns and the risks associated with them. The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Stockholders who will be treated as if each received a distribution of such Stockholder’s pro rata share of such gain, with the result that each Stockholder will (i) be required to report such Stockholder’s pro rata share of such gain on such Stockholder’s tax return as long-term capital gain, (ii) receive a refundable tax credit for such Stockholder’s pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for such Stockholder’s shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Stockholder with respect to its shares, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken. While certain income distributions to Stockholders may qualify as qualified dividends, the Fund’s seeks to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the “Taxes” section of the Fund’s Statement of Additional Information for more information relating to qualified dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable Stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to Stockholders and each Stockholder (1) would be required to include in gross income, and treat as paid by such Stockholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such stockholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to Stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform its Stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may invest in other RICs. In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its stockholders in computing the RIC’s taxable income. A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions. For example, a RIC may distribute ordinary dividends to its stockholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its stockholders, including the Fund.

Taxation of Sales, Exchanges or Other Dispositions

Selling Stockholders will generally recognize gain or loss in an amount equal to the difference between the Stockholder’s adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the Stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the Stockholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Stockholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 28%.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Information Reporting

Section 6045B of the Code generally imposes certain reporting requirements on the Fund with respect to any organizational action that affects the tax basis of the shares for U.S. federal income tax purposes. The Fund has historically made returns of capital distributions (“ROC Distributions”) to certain Stockholders and, to the extent such payments continue, the Fund will generally be required to file IRS Form 8937, Report of Organizational Actions Affecting Basis of Securities (“Form 8937”), with the IRS and deliver an information statement to certain Stockholders, subject to certain exceptions. Generally, the Fund must file Form 8937 with the IRS on or before the 45th day following the corporate action or, if earlier, January 15 of the year following the calendar year of the corporate action. In addition, the Fund must furnish the same information to certain Stockholders on or before January 15 of the year following the calendar year of the corporate action. However, the Fund generally would not be required to file Form 8937 or furnish this information to Stockholders provided it posts the requisite information on its primary public website by the due date for filing Form 8937 with the IRS and such information is available on its website (or any successor organization’s website) for 10 years.

As the Fund will generally not be able to determine whether a distribution during the year will be out of its earnings and profits (and, therefore, whether such distribution should be treated as a dividend or a ROC Distribution for these purposes) until the close of the tax year, the Fund does not intend to file Form 8937 until after the end of the current calendar year. Based on the limited interpretive guidance currently available, the Fund believes that its treatment of ROC Distributions and its current intended action regarding Form 8937 continue to be consistent with the requirements of Form 8937, Section 6045B and the Treasury Regulations thereunder. The Fund intends to utilize its best efforts to determine the tax characterization of the Fund’s distributions as soon as practicable following the close of the year and timely comply with the abovementioned Section 6045B requirements, to the extent applicable. The Fund and its management do not believe that the Fund will be subject to substantial penalties if it utilizes its best efforts to determine the tax characteristics of its distributions as soon as practicable following the close of the year to comply with Form 8937 and Section 6045B. The Fund may be subject to substantial penalties to the extent that it fails to timely comply with its Section 6045B reporting obligations. Each Stockholder is urged to consult its own tax advisor regarding the application of Section 6045B to its individual circumstances.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Funds.

Payments to Foreign Financial Institutions

The Hiring Incentives to Restore Employment Act of March 2010 (the “HIRE Act”), including the Foreign Account Tax Compliance Act (“FATCA”), Sections 1474 through 1474 of the Code, and Treasury regulations promulgated thereunder, generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, on the gross proceeds from the sale of property that could give rise to certain types of U.S. source payments, including U.S. source interest and dividends for such dispositions occurring after December 31, 2018, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA and the HIRE Act.

Other Taxation

The Funds’ Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

The foregoing briefly summarizes some of the important federal income tax consequences to Stockholders of investing in the shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation established under the laws of the State of Texas upon the filing of its Certificate of Incorporation (“Charter”) on January 20, 1994. The Fund intends to hold annual meetings of its Stockholders in compliance with the requirements of the NYSE MKT. As of December 11, 2018, the Fund had approximately 4,463,967 shares issued and outstanding.

Common Stock

The Charter, which has been filed with the SEC, permits the Fund to issue 20 million shares of stock, with a par value of $1.00. Fractional shares are permitted. Each share represents an equal proportionate interest in the net assets of the Fund with each other share. Holders of shares will be entitled to the payment of dividends when declared by the Board of Directors. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Charter on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for the protection of the Directors, the Board may distribute the remaining net assets of the Fund among its Stockholders. Shares are not liable to further calls or to assessment by the Fund. No holder of capital stock of the Fund has any pre-emptive or preferential or other right of subscription to any shares of any class of stock of the Fund.

The Fund has no present intention of offering additional shares, except as described herein in connection with the exercise of the Rights. Other offerings of its shares, if made, will require approval of the Board of Directors. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Stockholders or with the consent of a majority of the Fund’s outstanding shares.

The Fund will not issue share certificates. The Fund’s Transfer Agent will maintain an account for each Stockholder upon which the registration and transfer of shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Stockholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Trading and Net Asset Value Information

In the past, the shares have traded at both a premium and at a discount in relation to NAV. The shares have been trading at a discount to NAV. In recent years, shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Risk Factors.” The shares are listed and traded on the NYSE MKT. The average weekly trading volume of the shares on the NYSE MKT during the calendar year ended December 31, 2017 was 118,867 shares.

The following table shows for the quarters indicated: (i) the high and low sale price of the shares on the NYSE MKT; (ii) the high and low NAV per share; and (iii) the high and low premium or discount to NAV at which the shares were trading (as a percentage of NAV):

Fiscal Quarter Ended	High Close	Low Close	NAV	High NAV	Low NAV	Premium/ (Discount) to High NAV	Premium/ (Discount) To Low NAV
9/28/2018	1.99	1.54	2.11	2.15	1.72	7.44	10.47
6/29/2018	1.81	1.33	1.69	1.7	1.49	(6.47)	10.74
3/29/2018	2.1	1.13	1.5	1.55	1.43	(35.48)	20.98
12/29/2017	2.2	1.26	1.47	1.63	1.43	(34.97)	11.89
9/29/2017	1.61	1.22	1.54	1.54	1.39	(4.22)	12.23
6/30/2017	1.39	1.11	1.52	1.52	1.41	8.55	21.28
3/31/2017	1.52	1.05	1.51	1.76	1.39	13.64	24.46
12/30/2016	1.51	1.02	1.4	1.73	1.4	12.72	27.14
9/30/2016	1.3	1.01	1.54	1.58	1.16	17.72	12.93
6/30/2016	1.35	0.85	1.19	1.15	1.25	(17.39)	32.104
3/31/2016	1.09	0.61	1.23	1.56	1.22	30.13	50
12/31/2015	1.11	0.74	1.53	1.67	1.48	33.53	50
9/30/2015	1.24	1.03	1.71	1.97	1.71	37.06	39.77
6/30/2015	1.31	1.1	2.04	2.05	1.98	36.10	44.44

Repurchase of Shares

The Fund may, pursuant to Section 23 of the Investment Company Act, purchase shares on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. The Fund had no repurchases during the year ended 2017. No limit has been placed on the number of shares to be repurchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury for future use by the Fund. In determining to repurchase shares, the Board of Directors, in consultation with the Adviser, will consider such factors as the market price of the shares, the net asset value of the shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions.

Additional Provisions of the Charter and By-laws

A Director may be removed from office only for cause, at any time by a written instrument signed or adopted by a vote of the holders of at least a majority of the shares of the Fund that are entitled to vote in the election of such Director or by not less than a majority of Directors then in office. The By-laws prohibit the Fund from issuing senior securities. The By-laws also include certain notice requirements regarding Stockholder nominees for Directors and proposals that may have the effect of delaying a change of control.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Ave NW, Washington, DC 20004-2541.

REPORTS TO STOCKHOLDERS

The Fund sends its Stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC at www.sec.gov. See page 3 of this prospectus for information about how to obtain a paper copy of the prospectus or Statement of Additional Information without charge.

Part B

Statement of Additional Information

RENN Fund, Inc.

Ticker Symbol: RCG

470 Park Avenue South

New York, NY 10016

(646) 291-2300

This Statement of Additional Information (the “SAI”) is not a prospectus. The SAI should be read in conjunction with the Prospectus set forth in Part A of this Form N-2. A copy of the Prospectus may be obtained by written request to Compliance Officer, RENN Fund, Inc., c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, NY 10016 or from the SEC’s website at www.sec.gov.

1

General Information and History

On March 14, 1994, the Fund filed an election to be regulated as a business development company (a “BDC”). The Fund elected BDC status intending to make investments into developing businesses, investing primarily in privately placed convertible securities and equity securities of emerging growth companies. In December 2008 the Board evaluated and discussed the feasibility of the Fund’s continuing as a BDC. At a shareholder meeting held on May 15, 2009, the Fund received shareholder approval to withdraw its election to be treated as a BDC and continue its operations as a registered closed-end management investment company. On May 29, 2014, the Fund received shareholder approval to change its name from the RENN Global Entrepreneurs Fund, Inc., to RENN Fund, Inc.

At a shareholder meeting held on June 5, 2017, the Fund received shareholder approval for Horizon Kinetics LLC (“Horizon Kinetics”) under which Horizon Asset Management LLC (“Horizon”), a registered investment adviser and subsidiary of Horizon Kinetics, would become the new investment manager for the Fund.

On December 5, 2017 The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information.

Investment Objectives and Policies

Descriptions of the Fund’s current policies are described in the Prospectus recited in Part A of this Form N-2.

For 2016 and 2017 the Fund’s portfolio turnover rates were 72% and 7%, respectively. The turnover rates for this Fund vary appreciably from year to year because of the nature of its holding securities in emerging companies which may start off quite slow and then make a significant jump in value when registered or its management strategy comes to successful fruition. In other years, such as 2008, it may be deemed prudent to hold the long-term investments until the market rises again, so the turnover rate in those years will be quite low.

Management

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During the Past 5 Years, and Other Directorships	Current Term of Office and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Interested Directors:
Murray Stahl(4) Age: 64

Chairman, President, CFO and CEO of the Fund

Class Three Director of the Fund

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Asset Management LLC since 1994; Kinetics Asset Management LLC and Kinetics Advisers, LLC since 2000) (Principal occupation)

Other Directorships:

Chairman, the FRMO Corp. (OTC Pink: FRMO)

Director, Kinetics Mutual Funds, Inc. (open-end investment companies)

Director, Bermuda Stock Exchange (stock exchange)

Chairman, Minneapolis Grain Exchange (commodity exchange)

Director, Winland Electronics, Inc. (environmental monitoring)

Director, IL&FS Securities Services Ltd (securities market services)

		Since July 2017 Until 2019 Annual Meeting/Since 2017 Annual/Since 1994 Since 2001 Since 2000 Since 2014 Since 2013 Since 2015 Since 2008 Since 1994 Since 2008	Ten

2

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During the Past 5 Years, and Other Directorships	Current Term of Office and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Russell Cleveland(3) 11520 North Central Expressway, Suite 162, Dallas, Texas 75243 Age: 79

Director of the Fund
(principal occupation)

Class Three Director of the Fund

Other Directorships:

Former Director of AnchorFree, Inc.

Former Director of iSatori, Inc., formerly a Portfolio company (Nutraceutical Preparations)

Former Director of Cover-All Technologies, Inc., a non-portfolio public company. (Insurance Software Licensing and Maintenance)

Former Director of Access Plans, Inc. (Direct Mail and Advertising)

Former Director of BPO Management Services, Inc. (Business Process Outsourcing)

Former Director of CaminoSoft (Systems Software)

		Until 2019 Annual Meeting/Since 1994 2012-2018 2003-2015 2003-2015 2003-2015 2003-2011 2006-2011 2004-2011	One
Eric Sites Age: 39

Class One Director of the Fund

Portfolio Manager, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC) (Principal occupation)

Other Directorship:

Director, Bermuda Stock Exchange

		Since July 2017 Since 2004 Since 2016	One

3

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During the Past 5 Years, and Other Directorships	Current Term of Office and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Independent Directors:
Alice C. Brennan Age 65

Class One Director of the Fund

Independent Consultant (legal and compliance risk oversight) (Principal occupation)

Associate General Counsel, Chief Compliance Officer & Chief Trademark and Copyright Counsel, Verizon Wireless (Prior principal occupation)

		Since 2017 Since 2014 2000-2014	One
Herbert M. Chain Age 65

Class Two Director of the Fund

Founder and Managing Member, HMC Business Consulting LLC (financial reporting and controls) (Principal occupation)

Assistant Professor and Executive Director, Tobin Center for Executive Education, St. John’s University

Audit Partner, Deloitte & Touche LLP (Prior principal occupation)

		Since 2017 Since 2015 Since 2011 1988-2015	One

(1)	The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243.
(2)	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not grouped into a Fund Complex with other 1940-Act-registered investment funds.
(3)	Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.
(4)	Horizon is the investment adviser to the Fund and Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon, officers of Horizon Kinetics, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics.

4

Committees and Meetings

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. In 2017, the Audit Committee held three meetings, and the Nominating and Corporate Governance Committee held one meeting.

The Audit Committee

During 2017, the Audit Committee consisted of Herbert M. Chain and Alice C. Brennan. The Board of Directors has determined that Mr. Chain satisfies the standard for “audit committee financial expert” within the meaning of the rules of the SEC. The SEC rules provide that audit committee financial experts do not have any additional duties, obligations or liabilities and are not considered experts under the U.S. Securities Act of 1933. The Audit Committee is comprised entirely of independent directors, and is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;
•	Review the scope of their audit services and the annual results of their audits;
•	Monitor the independence and performance of the Fund’s independent auditors;

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•	Oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;
•	Review the reports and recommendations of the Fund’s independent auditors;
•	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and
•	Address any matters between the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was created in 2004 and is responsible for nominating individuals to serve as directors. The Nominating and Corporate Governance Committee is comprised of two directors, each of whom meet the independence and experience requirements of the American Stock Exchange Company Guide Section 803A, Rule 10A-3 under the Securities Exchange Act of 1934 and NASD Rule 4200(a)(15). Its members are Alice C. Brennan and Herbert M. Chain.

The Committee considers and recommends nominees for election as directors of the Fund. Shareholders wishing to recommend qualified candidates for consideration by the Fund may do so by writing to the Secretary of the Fund at RENN Fund, Inc., c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, NY, 10016, providing the candidate’s name, biographical data and qualifications. In its assessment of each potential candidate, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine. The Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities. At the direction of the Board, the Committee also considers various corporate governance policies and procedures.

Independent Directors’ Relationships with the Fund, the Adviser, and Affiliates

As of December 31, 2017:

None of the independent directors has served as an officer, employee, director or general partner during the two most recent calendar years with the Fund, any investment company having the same investment adviser, or any person controlling, controlled by or under common control with the Fund.

The following table sets forth information about the dollar range of equity securities owned by Mr. Cleveland and each Director in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by such person within the same Family of Investment Companies as the Fund.

Name of Director	Dollar Range of Shares in Fund	Aggregate Dollar Range of Equity Securities in Funds Overseen by Director or Nominee in Family of Investment Companies(1)
Interested Directors:
Russell Cleveland	Over $100,000	Over $100,000
Murray Stahl	$0-$10,000	$0-$10,000
Eric Sites	$0-$10,000	$0-$10,000
Independent Directors:
Alice C. Brennan	None	None
Herbert M. Chain	None	None

(1)	The term “Family of Investment Companies” means all 1940-Act-registered investment funds that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is grouped into a Family of Investment Companies with no other 1940-Act-registered investment funds.

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No independent director owns any shares of the Investment Adviser or of any person controlling, controlled by, or under common control with the Investment Adviser.

No independent director or immediate family member has had an interest exceeding $120,000 in the Investment Adviser or any person controlling, controlled by or under common control with the Investment Adviser during the two previous calendar years.

No independent Director had any interest in any transaction or series of transactions for an amount exceeding $120,000 in the previous two calendar years with the Registrant, any officer of the Registrant, any registered insurance company having the same adviser, the Adviser or its officers or underwriter, or any person controlling or under common control with the Adviser or underwriter.

No independent director or immediate family member has had any relationship involving payments for property or services for an amount in excess of $120,000 during the two previous calendar years with the Fund, the Adviser, or any fund having the same Adviser as the Fund, or any officer or person controlling, controlled by, or under common control with such.

No officer of the Adviser or of any entity controlling, controlled by or under common control with the Adviser served as a director of an entity where an independent director of the Fund, or his immediate family, was an officer during the previous two calendar years.

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees. Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund. The Fund does not have any stock option or similar retirement or pension fund for employees, officers or directors of the Fund.

The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund. The aggregate compensation of the directors for the most recently completed fiscal year that the Fund paid to each director, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which RENN Fund, Inc. provided other investment advisory services is set forth below:

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Name of Person; Position	Aggregate Deferred Compensation from Fund	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2017 Compensation from Fund and Fund Complex(3)
Russell Cleveland(1)	$0	$0	$0	$0
Murray Stahl(2)	$0	$0	$0	$0
Alice C. Brennan	$0	$0	$0	$0
Herbert M. Chain	$0	$0	$0	$0
Eric Sites(2)	$0	$0	$0	$0

(1)	Mr. Cleveland is an “interested person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.
(2)	Horizon is the investment adviser to the Fund and Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon, officers of Horizon Kinetics, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics.
(3)	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Fund Complex with any other such funds.

Code of Ethics

The Fund and Horizon have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act applicable to all of their respective officers and employees. The Code of Ethics restricts the securities investment activities of the Fund’s personnel, but does permit investment in securities, including securities that may be purchased or held by the Fund under certain limited circumstances. The Code of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. In addition, the Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. A copy of this Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. We have also made the Code of Ethics available on our website at www.rencapital.com and will post any amendments on our website as soon as practicable after adoption by the Board.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to Horizon. Horizon has adopted policies and procedures for the voting of proxies on behalf of client accounts, including the Fund, for which it has voting discretion. Pursuant to these policies and procedures, Horizon’s guiding principles in voting proxies is to ensure that the manner in which proxies are voted is in the best interest of its clients and the value of the investment. To this end, an independent third party proxy service, Institutional Shareholder Services Inc. (“ISS”), has been retained by the Fund for their fundamental research on the proxy question and subsequent recommendations. Proxies are voted by ISS in accordance with their proxy voting guidelines with the intent of serving the best interests of the Fund’s clients.

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ISS will inform the Fund’s proxy administrator of any proxies that do not fall within the adopted guidelines. The Fund’s proxy administrator will send the proxies in question to the portfolio manager for review, documentation of vote rationale, and signature. In the event the designated portfolio manager is unavailable, the proxy will be forwarded to the Chief Investment Strategist for execution. ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Fund to determine whether they are consistent with the Fund’s guiding principles. ISS also assists the Fund in the proxy voting process by providing operational, recordkeeping and reporting services.

Horizon is responsible for reviewing its relationship with ISS (on a yearly basis) and for evaluating the quality and effectiveness of the various services provided by ISS. Horizon may hire other service providers to replace or supplement ISS with respect to any of the services the Fund currently receives from ISS.

Horizon has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Fund’s use of ISS as an independent third party and a review and approval process for individual decisions that do not follow ISS recommendations.

Any deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund will be reported to the Board of Directors of the Fund at the next formal meeting of the Fund’s Board of Directors.

Periodically, on request, Horizon will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Fund during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO of Horizon and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Horizons’ views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Fund will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. Horizon also shall review the Advisers’ Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 291-2300 and on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities

To the best of management’s knowledge, there are no “control persons” of the Fund (defined as having beneficial ownership, directly or through one or more controlled companies, of more than 25% of the voting securities of the Fund, or having been acknowledged or asserted as such by the controlling or controlled party, or adjudicated as such).

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of November 30, 2018, for: (i) all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each Director and nominee for Director of the Fund; and (iii) all executive officers and Directors of the Fund as a group. The Fund has no officers other than the individuals named in the table below.

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Name of Beneficial Owners(1)	Number of Shares Beneficially Owned Directly or Indirectly	Percent of Class
Russell Cleveland, Director(2)	359,618(3)	8.06%
Murray Stahl, Director, President, Chief Executive Officer, Chairman of the Board and CFO	4,299(4)	0.10%
Eric Sites, Director	2,000	0.04%
Alice C. Brennan, Director	0	0%
Herbert M. Chain, Director	0	0%
All Directors and Executive Officers as a group (5 persons)(1)	365,917	8.2%

(1)	The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243.
(2)	Mr. Cleveland is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.
(3)	All shares are owned by the Cleveland Family Limited Partnership, of which Mr. Cleveland is the managing partner and also a limited partner.
(4)	These shares are held by an account for which Mr. Stahl serves as managing member and in which he, along with other shareholders of Horizon Kinetics, owns an interest.

None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund. A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped with any such companies. None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Adviser, other than as disclosed above regarding the Fund.

Investment Advisory and Other Services

Investment Adviser

As described in Item 9 of Part A, Horizon provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Fund and Horizon. Murray Stahl, the Fund’s President and Chief Executive Officer, owns .10% of RENN Fund, Inc.

RENN Fund, Inc. is a registered investment adviser under the Advisers Act and is subject to the reporting and other requirements of that Act. Neither RENN Fund, Inc. nor its affiliates are prohibited from engaging in activities outside the Fund’s business. RENN Fund, Inc. and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations. The Advisory Agreement is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors and a summary of the factors considered in approving the Advisory Agreement is included in the Fund’s Report to Shareholders mailed after the holding of the Annual Shareholders Meeting each year.

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Pursuant to the Advisory Agreement, Horizon is paid no management fee on net assets less than $25 million; Horizon’s fee is 1.0% on net assets above $25 million. The Fund paid management fees of $58,138 in 2017 (representing fees paid to the adviser who preceded Horizon) , $111,996 in 2016, and $134,221 in 2015.

Horizon is primarily responsible for the selection, evaluation, structure, valuation and administration of the Fund’s investment portfolios. The Advisory Agreement provides that Horizon will provide investment management to the Fund in accordance with its investment objectives and policies and will, further, provide certain administrative services. Such management and administrative services include, but are not limited to: providing advice with respect to the business and affairs of the Fund; keeping the books and records of the Fund; and arranging and liaising with third party service providers, including custodians, accountants, underwriters, insurance companies and depositories.

The Fund has no employees, but instead has contracted Horizon pursuant to the Advisory Agreement to provide all management and operating activities. As of November 30, 2018, Horizon had eight employees engaged in performing the research and management functions of the Fund.

Custodian

UMB Bank, N.A., 928 Grand Blvd. Kansas City, MO 64106, is the custodian of the Fund and maintains custody of the securities and cash of the Fund.

Independent Public Accountant

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

Portfolio Managers

Portfolio Managers’ Other Accounts Managed

Murray Stahl acts as portfolio manager for the RENN Fund, Inc. (RCG). As of November 30, 2018, Renn Fund, Inc., had net assets of approximately $6.7 million.

Mr. Stahl is the co-founder and Chief Investment Strategist for Horizon Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of November 30, 2018, Mr. Stahl, through Horizon and its affiliated investment managers, is responsible for the oversight and management of 10 other registered investment companies with assets of $1.74 billion, 19 other pooled investment vehicles with assets of $562 million, 961 other accounts with assets of $1.69 billion, and 18 pooled investment vehicles and accounts for which an advisory fee is based on performance with assets of $502 million.

Mr. Stahl is the only Portfolio Manager for the Fund, and the value of his ownership was between $0 and $10,000 as of November 30, 2018.

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Portfolio Managers’ Compensation Structure

The Portfolio Managers for the Fund are compensated solely from the payroll of the Fund’s Investment Adviser. The management fee under the Investment Advisory Agreement with the Fund is intended to cover the Adviser’s payroll expenses attributable to its Portfolio Managers’ time spent on Fund investments. A base salary, with a contribution to a SIMPLE-IRA plan is accorded to each Portfolio Manager, and there are no other structured compensation arrangements. Out of fees received from the Fund and the Investment Adviser’s other investment clients, the Investment Adviser may make ad hoc bonus payments to various members of its staff, the amount and frequency of which is solely at the discretion of the President of the Investment Adviser. Performance thresholds, if any, for each client of the Investment Adviser, are set for the Investment Adviser as a whole, not for each Portfolio Manager.

Portfolio Managers’ Ownership in the Registrant

Murray Stahl has ownership in securities of the Fund, the value of whose ownership is less than $10,000.00 determined as of November 30, 2018.

Brokerage Allocation and Other Practices

The Fund may participate in private placements and will make open market purchases. For private placements, issuers generally pay commissions to investment bankers/brokers from the proceeds of the private placements. Thus, the Fund generally does not pay commissions on private placements. For open market purchases, the Fund may utilize various brokers. The Fund will seek best price and execution, but in allocating trades to the various brokers, the Fund will consider the research it receives from the various brokers it uses. In some cases, the Fund may pay up for research. The types of research which would be a factor in deciding which broker to use are macro-economic research, company-specific research, industry-specific research, or country-specific research. No services other than brokerage or research are factors in the selection of brokers. The Portfolio Managers are authorized to pay to a broker a commission that is larger than another because of the value of the brokerage or research services. The research services furnished by brokers may also be used by the Investment Adviser in servicing its other clients, but such clients will bear their pro rata share of any costs for such services.

No commissions have been paid to any broker that is an affiliated person of the Registrant, or an affiliated person of an affiliated person of the Registrant or the underwriter.

Taxes

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Subsidiary invests primarily in the Bitcoin Investment Trust. The Fund will invest in the Subsidiary within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as an RIC.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

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Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an exchange traded fund (“ETF”) or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

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Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the default cost basis method which has been communicated to you. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Certain derivative investment by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. In particular, an investment in the Bitcoin Investment Trust is not expected to be treated as a “security” and could limit the Fund’s ability to satisfy it qualification under the Qualifying Income Test and Asset Test. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination of the “Asset Test” with respect to such derivatives. Failure of the Asset Test might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.

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The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in Treasury Receipts and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

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Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a real estate investment trust (“REIT”) that is a taxable mortgage pool (“TMP”) or a REIT that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

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Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Financial Statements

The Fund’s audited financial statements for the fiscal year ended December 31, 2017, including notes thereto and the report of Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, are contained in the 2017 Annual Report and incorporated by reference into this SAI.

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements.

Contained in Part A:

Financial Highlights of the RENN Fund, Inc. (the “Registrant” or the “Fund”) for the fiscal years ended December 31, 2017, 2016, 2015, 2014 and 2013.

Contained in Part B:

Registrant’s Financial Statements are incorporated in Part B by reference to the Registrant’s December 31, 2017 Annual Report (audited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001398344-18-003872 on March 9, 2018.

2.	Exhibits.

a.1	Restated Articles of Incorporation dated February 23, 1994 are incorporated herein by reference to Exhibit a.1 to the Registrant’s Initial Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0000919567-09-000038 on August 20, 2009.

a.2	Articles of Amendment, dated May 15, 2009, to the Restated Articles of Incorporation dated February 23, 1994 are incorporated herein by reference to Exhibit a.2 to the Registrant’s Initial Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0000919567-09-000038 on August 20, 2009.

a.3	Certificate of Amendment to the certificate of formation dated July 2, 2014 is incorporated herein by reference to Exhibit a.3 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

b.	ByLaws and amendments thereto, are incorporated herein by reference to Exhibit b. to the Registrant’s Initial Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0000919567-09-000038 on August 20, 2009.

c.	Not applicable.

d.	Not applicable.

e.	Dividend Reinvestment Plan dated February 15, 1994 is incorporated herein by reference to Exhibit e. to the Registrant’s Initial Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0000919567-09-000038 on August 20, 2009.

f.	Not applicable.

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g.	Investment Advisory Agreement dated July 6, 2017 between the Registrant and Horizon Asset Management LLC (the “Adviser”) is incorporated herein by reference to Exhibit g to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

h.	Not applicable.

i.	Not applicable.

j.1	Custody Agreement dated July 6, 2017 between UMB Bank, N.A. and the Registrant (the “Custody Agreement”) is incorporated herein by reference to Exhibit j.1 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

j.2	Amended and Restated Appendix B dated March 15, 2018 to the Custody Agreement is incorporated herein by reference to Exhibit j.2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

k.1	Administration and Fund Accounting Agreement dated July 6, 2017 between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

k.2	Transfer Agency Agreement dated June 1, 2009 between the Registrant and American Stock Transfer & Trust Company is incorporated herein by reference to Exhibit k.2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

l.1	Opinion of counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

l.2	Consent of Morgan, Lewis & Bockius LLP, is filed herewith.

m.	Not applicable.

n.	Consent of independent registered public accounting firm, Tait, Weller & Baker LLP, is filed herewith.

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.1	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit r.1 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

r.2	Code of Ethics of Horizon Kinetics LLC is incorporated herein by reference to Exhibit r.2 to the Registrant’s Registration Statement on Form N-2 (File No. 811-22299), as filed with the SEC via EDGAR Accession No. 0001398344-18-013362 on September 7, 2018.

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Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

Not applicable.

Item 28.	Persons Controlled by or Under Common Control

The Fund does not consider that it is controlled, directly or indirectly, by any person. The information in the Statement of Additional Information regarding this subject is incorporated herein by reference.

Item 29.	Number of Holders of Securities

As of November 30, 2018:

Title of Class	Number of Record Holders: 371
Common Stock Shares Outstanding	4,463,966.761

Item 30.	Indemnification

The Fund maintains a liability policy to protect the Fund from acts of the directors and officers of the Fund as they perform their duties as directors and officers, and from acts of the employees of Horizon Asset Management LLC as they perform their administrative duties on behalf of the Fund. The Investment Advisory Agreement provides indemnification to the Adviser and any of its affiliates, to the extent permitted by law, in the event of a suit threatened or filed against the Adviser and affiliates for acts or omissions arising out of their duties on behalf of the Fund. Willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of their duties are not covered.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Horizons Asset Management LLC (“Horizons”), the Fund’s investment adviser, who serve as officers or Trustees of the Fund have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

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Name and Position with Horizons	Other Business Profession, Vocation or Employment During Past Two Years
Murray Stahl

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Advisers, LLC)

Chairman, the FRMO Corp

Director, Kinetics Mutual Funds, Inc.

Director, Bermuda Stock Exchange

Chairman, Minneapolis Grain Exchange

Director, Winland Electronics, Inc.

Director, IL&FS Securities Services LTD

Eric Sites	Portfolio Manager, Horizon Kinetics LLC (including Horizon Asset Management LLC, Kinetics Asset Management LLC and Kinetics Adviser, LLC) Director, Bermuda Stock Exchange

Item 32.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are as follows:

Horizon Asset Management LLC (Adviser)

470 Park Avenue South

New York, NY 10016.

UMB Fund Services (Administrator, Fund Accounting Agent and Custodian)

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

American Stock Transfer & Trust Company (Transfer Agent)

6201 15th Avenue

Brooklyn, New York 11219

Item 33.	Management Services

The Fund has no contracts other than with its investment adviser and various service providers.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

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2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant Undertakes that:

(a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 11th day of December, 2018.

RENN Fund, Inc.

By:	/s/ Jay Kesslen
Name:	Jay Kesslen
Title:	Vice President and Chief Compliance Officer

Signature	Title	Date

/s/ Jay Kesslen	Vice President and Chief	December 11, 2018
Jay Kesslen	Compliance Officer

/s/ Russell Grimaldi	Secretary	December 11, 2018
Russell Grimaldi

/s/ Hugh Ross	Treasurer	December 11, 2018
Hugh Ross

/s/ Murray Stahl	Director	December 11, 2018
Murray Stahl

/s/ Eric Sites	Director	December 11, 2018
Eric Sites

/s/ Russell Cleveland	Director	December 11, 2018
Russell Cleveland

/s/ Alice C. Brennan	Director	December 11, 2018
Alice C. Brennan

/s/ Herbert M. Chain	Director	December 11, 2018
Herbert M. Chain

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EXHIBIT INDEX

Exhibit	Exhibit Index
EX-99.l.1	Opinion of counsel, Morgan, Lewis & Bockius LLP
EX-99.l.2	Consent of Morgan, Lewis & Bockius LLP
EX99.n	Auditor’s Consent Letter

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